                                                                EXHIBIT 10.87(c)

                           AMENDMENT NO. 3 AND JOINDER
                         TO MASTER REPURCHASE AGREEMENT

                Amendment No. 3, dated as of November 30, 2005 (this "Amendment"), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC ("Buyer"), NEW CENTURY MORTGAGE CORPORATION, NC CAPITAL CORPORATION, NC RESIDUAL II CORPORATION, NEW CENTURY CREDIT CORPORATION, LOAN PARTNERS MORTGAGE, LTD., KINGSTON MORTGAGE COMPANY, LTD., COMPUFUND MORTGAGE COMPANY, LTD, WRT FINANCIAL LIMITED PARTNERSHIP, PEACHTREE RESIDENTIAL MORTGAGE, L.P., RESIDENTIAL PRIME LENDING LIMITED PARTNERSHIP, TEAM HOME LENDING, LTD., SUTTER BUTTES MORTGAGE, L.P., MIDWEST HOME MORTGAGE LTD, AUSTIN MORTGAGE, L.P., CAPITAL PACIFIC HOME LOANS, L.P., GOLDEN OAK MORTGAGE, L.P., NORTHWEST CAPITAL MORTGAGE, L.P., SCFINANCE, L.P., AD ASTRA MORTGAGE, LTD, HOME123 CORPORATION AND NEW CENTURY MORTGAGE VENTURES, LLC (each a "Seller", and collectively, the "Sellers") and NEW CENTURY FINANCIAL CORPORATION, the ("Guarantor").

                                    RECITALS

                New Century Mortgage Corporation, NC Capital Corporation, NC Residual II Corporation, New Century Credit Corporation, Home123 Corporation (the "Original Sellers"), Loan Partners Mortgage, LTD., Kingston Mortgage Company, LTD., Compufund Mortgage Company, LTD, WRT Financial Limited Partnership, Peachtree Residential Mortgage, L.P., Residential Prime Lending Limited Partnership, Team Home Lending, LTD., Sutter Buttes Mortgage, L.P., Midwest Home Mortgage LTD, Austin Mortgage, L.P., Capital Pacific Home Loans, L.P., Golden Oak Mortgage, L.P., Northwest Capital Mortgage, L.P., scFinance, L.P., Ad Astra Mortgage, LTD, (the "Additional Sellers"), the Buyer, and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of December 22, 2004, as amended by Amendment No. 1, dated as of August 26, 2005 and Amendment No. 2, dated as of September 2, 2005 (the "Existing Repurchase Agreement", as amended by this Amendment, the "Repurchase Agreement"). The Guarantor is a party to that certain Guaranty (the "Guaranty"), dated as of December 22, 2004, as the same may be amended from time to time, by the Guarantor in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and the Guaranty.

                The Buyer, the Original Sellers, the Additional Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to permit New Century Mortgage Ventures, LLC ("NCMV") to become an additional Original Seller under the Existing Repurchase Agreement and to enter into Transactions with respect to Mortgage Loans.

                The Buyer, the Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

                Accordingly, the Buyer, Sellers and Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

                Section 1. Agreement and Joinder with respect to NCMV. NCMV hereby agrees to all of the provisions of the Existing Repurchase Agreement, and effective on the date hereof, becomes a party to the Repurchase Agreement, as Seller, with the same effect as if it were an original signatory to the Existing Master Repurchase Agreement. Upon the execution and effectiveness of this Amendment, all references to Seller in the Repurchase Agreement shall include NCMV. In accordance with Section 9 of the Existing Master Repurchase Agreement, NCMV hereby pledges to Buyer as security for the performance by NCMV of the Obligations of NCMV and hereby grants, assigns and pledges to Buyer a fully perfected first priority security interest in the Purchased Mortgage Loans of NCMV, the related Records, and all related servicing rights, the Program Agreements (to the extent such Program Agreements and NCMV's right thereunder relate to the Purchased Mortgage Loans), any Property relating to such Purchased Mortgage Loans, all insurance policies and insurance proceeds relating to such Purchased Mortgage Loan or the related Mortgaged Property, including, but not limited to, any payments or proceeds under any related primary insurance, hazard insurance and, Income, the Collection Account, Interest Rate Protection Agreements (which interest in the Interest Rate Protection Agreements shall be pro rata and subject to rights of other parties holding security interests therein) accounts (including any interest of Seller in escrow accounts) and any other contract rights, instruments, payments, rights to payment (including payments of interest or finance charges) general intangibles and other assets relating to such Purchased Mortgage Loans (including, without limitation, any other accounts) or any interest in the Purchased Mortgage Loans, and any proceeds (including the related securitization proceeds) and distributions with respect to any of the foregoing and any other property, rights, title or interests as are specified on a Transaction Request and/or Trust Receipt and Certification, in all instances, whether now owned or hereafter acquired, now existing or hereafter created. Notwithstanding anything contained herein, in the Repurchase Agreement or in any other document related thereto, NCMV shall be liable solely for its individual and direct obligations as a Seller hereunder, under the Repurchase Agreement and under any other document related thereto, and no recourse shall be had against NCMV, individually or personally, as a guarantor, surety or joint obligor, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, for the payment or performance of any other Seller's obligations hereunder, under the Repurchase Agreement or under any other document related thereto.

                Section 2. Definitions. Section 1 of the Existing Repurchase Agreement is hereby amended by:

                2.1 adding the following definition in its proper alphabetical order:

                ""Third Amendment" means the Amendment No. 3, dated as of November 30, 2005, to this Agreement."

                2.2 deleting the definition of "Additional Seller" in its entirety and replacing it with the following definitions:

                ""Additional Seller" means Loan Partners Mortgage, LTD., Kingston Mortgage Company, LTD., Compufund Mortgage Company, LTD, WRT Financial Limited Partnership, Peachtree Residential Mortgage, L.P., Residential Prime Lending Limited Partnership, Team Home Lending, LTD., Sutter Buttes Mortgage, L.P., Midwest Home Mortgage LTD, Austin Mortgage, L.P., Capital Pacific Home Loans, L.P., Golden Oak Mortgage, L.P., Northwest Capital Mortgage, L.P., scFinance, L.P., Ad Astra Mortgage, LTD, and each such Seller's permitted successors and assigns."

                Section 3. Exhibits. Exhibit I to the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit A hereto.

                Section 4. Conditions to All Transactions. NCMV shall deliver the following before it shall be permitted to enter into a Transaction hereunder:

                (a) A favorable written opinion of counsel (which shall include, without limitation, creation and perfection of the security interests created herein, corporate and enforceability opinions related to the execution of the Third Amendment);

                (b) A good standing certificate and certified copies of the charter and by-laws (or equivalent documents) and of all corporate or other authority with respect to the execution, delivery and performance of the Third Amendment and this Agreement and each other document to be delivered by it from time to time in connection herewith (and the Buyer may conclusively rely on such certificate until it receives notice in writing to the contrary);

                (c) Evidence that all other actions necessary, or in the opinion of Buyer, desirable to perfect and protect Buyer's interest in the Purchased Mortgage Loans and other Repurchase Assets have been taken, including, without limitation, UCC searches and duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1 with respect to the Additional Sellers;

                (d) Amendment No. 1 and Joinder to the Collection Account Control Agreement, executed and delivered by duly authorized officers of the Buyer, Sellers and Union Bank of California, N.A.;

                (e) Amendment No. 1 and Joinder to the Intercreditor Agreement, executed and delivered by the Sellers, Bank of America, N.A., Buyer, DB Structured Products, Inc, Aspen Funding Corp., Newport Funding Corp. and Gemini Securitization Corp., LLC; and

                (f) Amendment No. 1 and Joinder to the Electronic Tracking Agreement, executed and delivered by duly authorized officers of the Sellers, MERSCORP, Inc., Mortgage Electronic Registration Systems, Inc. and the Buyer.

                Section 5. Conditions Precedent. This Amendment shall become effective as of November 30, 2005 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

                5.1 Delivered Documents. On the date hereof, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

                (a) this Amendment, executed and delivered by the Guarantor and duly authorized officers of the Buyer and the Sellers;

                (b) Amendment No. 4 and Joinder to the Pricing Side Letter, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Guarantor;

                (c) Amendment No. 1 and Joinder to the Custodial Agreement, executed and delivered by duly authorized officers of the Sellers, Buyer and U.S. Bank National Association;

                (d) Amendment No. 1 and Joinder to the Funding Account Control Agreement, executed and delivered by duly authorized officers of the Sellers, Buyer and U.S. Bank National Association; and

                (e) such other documents as the Buyer or counsel to the Buyer may reasonably request. Section 6. Representations and Warranties.

                6.1 Each Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 14 of the Existing Repurchase Agreement (except to the extent that such representation or warranty expressly relates to an earlier date).

                6.2 In addition, NCMV makes the following representation and warranty as of the Amendment Effective Date, and as of each Purchase Date: 6.3 "Chief Executive Office/Jurisdiction of Organization. NCMV's chief executive office is, and has been, located at 18400 Von Karman, Suite 1000, Irvine, CA 92612. NCMV is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware."

                Section 7. Joint and Several Obligations. Each of the Sellers and Buyer hereby acknowledge and agree that the Original Sellers are each jointly and severally liable to Buyer for all of their and the Additional Sellers' and NCMV's respective representations, warranties and covenants hereunder and under the Repurchase Agreement. The Original Sellers hereby unconditionally and irrevocably guarantee to the Buyer the prompt and complete payment and performance by the Additional Sellers and NCMV when due (whether at the stated maturity, by acceleration or otherwise) of their Obligations hereunder.

                Each Original Seller waives any and all notice of the creation, renewal, extension or accrual of any of the Additional Sellers' or NCMV's Obligations hereunder and notice of or proof of reliance by the Buyer upon this guaranty or acceptance of this guaranty; the Additional Sellers' or NCMV's Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived in reliance upon this guaranty; and all dealings between the Original Sellers, NCMV or the Additional Sellers, on the one hand, and the Buyer, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this guaranty. Each Original Seller waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Additional Sellers and NCMV or this guaranty with respect to the Additional Sellers' and NCMV's Obligations. This guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of the Repurchase Agreement, the other Program Agreements, any of the Additional Sellers' or NCMV's Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Buyer, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Additional Sellers or NCMV against the Buyer, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of the Additional Sellers, NCMV or the Original Sellers) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Additional Sellers or NCMV for their Obligations, or of the Original Sellers under this guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Original Sellers, the Buyer may, but shall be under no obligation, to pursue such rights and remedies that they may have against the Additional Sellers, NCMV or any other Person or against any collateral security or guarantee for the Additional Sellers' or NCMV's Obligations or any right of offset with respect thereto, and any failure by the Buyer to pursue such other rights or remedies or to collect any payments from Additional Sellers or NCMV or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Original Sellers or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Original Sellers of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Buyer against the Original Sellers. This guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Original Sellers and their successors and assigns thereof, and shall inure to the benefit of the Buyer, and successors, indorsees, transferees and assigns, until all of each Additional Seller's and NCMV's Obligations and the obligations of each Original Seller under this guaranty and the Repurchase Agreement shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Repurchase Agreement the Additional Sellers and NCMV may be free from any Obligations.

                Section 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                Section 9. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                SECTION 11. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           CAPITAL LLC, AS BUYER


                                           By: /s/ Bruce S. Kaiserman
                                               ---------------------------------
                                               Name: Bruce S. Kaiserman
                                               Title: Vice President


                                        NEW CENTURY MORTGAGE CORPORATION, AS
                                            SELLER


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name:  Kevin Cloyd
                                            Title:  Executive Vice President



                                        NC CAPITAL CORPORATION, AS SELLER


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name:  Kevin Cloyd
                                            Title:  President



                                        NC RESIDUAL II CORPORATION, AS SELLER


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name:  Kevin Cloyd
                                            Title:  Executive Vice President



                                        NEW CENTURY CREDIT CORPORATION, AS
                                           SELLER


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name:  Kevin Cloyd
                                            Title:  Executive Vice President

                                        LOAN PARTNERS MORTGAGE, LTD, AS SELLER


                                        By:  Capital Standard Origination
                                             Company,
                                           Its General Partner

                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board



                                        KINGSTON MORTGAGE COMPANY, LTD., AS
                                           SELLER

                                        By:  CSOC XI, INC.,
                                           Its General Partner

                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board



                                        COMPUFUND MORTGAGE COMPANY, LTD, AS
                                           SELLER


                                        By:  CSOC XIV, INC.,
                                             Its General Partner


                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board



                                        WRT FINANCIAL LIMITED PARTNERSHIP, AS
                                           SELLER


                                        By:  CSOC XXIII, INC.,
                                             Its General Partner



                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board

                                        PEACHTREE RESIDENTIAL MORTGAGE, L.P., AS
                                           SELLER


                                        By:  CSOC XXV, INC.,
                                             Its General Partner


                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board



                                        RESIDENTIAL PRIME LENDING LIMITED
                                           PARTNERSHIP, AS SELLER


                                        By:  CSOC XXVII, INC.,
                                             Its General Partner


                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board



                                        TEAM HOME LENDING LTD, AS SELLER


                                        By:  CSOC XXXII, INC.,
                                             Its General Partner


                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board



                                        SUTTER BUTTES MORTGAGE LP, AS SELLER


                                        By:  CSOC XXXVIII, Inc.,
                                             Its General Partner


                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board

                                        MIDWEST HOME MORTGAGE LTD, AS SELLER


                                        By:  CSOC XXXVII, Inc.
                                             Its General Partner


                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board



                                        AUSTIN MORTGAGE, L.P., AS SELLER


                                        By:  RBC GP I, Inc.,
                                             Its General Partner


                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board



                                        CAPITAL PACIFIC HOME LOANS, L.P., AS
                                           SELLER


                                        By:  RBC GP II, Inc.,
                                             Its General Partner


                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board



                                        GOLDEN OAK MORTGAGE, LP, AS SELLER


                                        By:  RBC GP III, Inc.,
                                             Its General Partner


                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board

                                        NORTHWEST CAPITAL MORTGAGE LP, AS SELLER


                                        By:  RBC GP IV, Inc.,
                                             Its General Partner


                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board



                                        SCIFINANCE LP, AS SELLER


                                        By:  RBC GP VI, Inc.,
                                           Its General Partner


                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board



                                        AD ASTRA MORTGAGE LTD, AS SELLER


                                        By:  RBC GP IX, Inc.,
                                             Its General Partner


                                             /s/ Brad A. Morrice
                                             -----------------------------------
                                             Name:  Brad A. Morrice
                                             Title:  Chairman of the Board



                                        HOME123 CORPORATION, AS SELLER


                                        /s/ Brad A. Morrice
                                        ----------------------------------------
                                           Name:  Brad A. Morrice
                                           Title:  Chairman of the Board

                                        NEW CENTURY MORTGAGE VENTURES, LLC, AS
                                           SELLER


                                           By:  /s/ Stergios Theologides
                                               ---------------------------------
                                               Name:  Stergios Theologides
                                               Title:  Executive Vice President


                                           NEW CENTURY FINANCIAL CORPORATION, as
                                               Guarantor

                                           By: /s/ Kevin Cloyd
                                               ---------------------------------
                                           Name:  Kevin Cloyd
                                           Title:  Executive Vice President